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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A
                        AMENDMENT NO. 1 TO CURRENT REPORT




PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934 Date of Report (Date of earliest event reported) December 4, 1998




                                INSO CORPORATION
             (Exact name of registrant as specified in its charter)






          DELAWARE                           000-23384           04-3216243
(State or other jurisdiction of       (Commission File Number)     (I.R.S.
incorporation or organization)                                     Employer
                                                                 Identification
                                                                     No.)




          31 ST. JAMES AVENUE,                                   02116-4101
         BOSTON, MASSACHUSETTS                                   (Zip code)
(Address of principal executive offices)





(Registrant's telephone number, including area code)            (617) 753-6500





                                       N/A

          (Former name or former address, if changed since last report)



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This Amendment No.1 to Current Report on Form 8-K/A is filed for the purpose of filing the financial statements of Sherpa Systems Corporation required by Item 7(a) and the pro forma financial information required by Item 7(b).


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

          (a)  Financial Statements of Business Acquired.

               Financial statements of the business acquired are filed as
               Exhibit 99.1 hereto and incorporated herein by reference.

          (b)  Pro Forma Financial Information.

               Pro Forma financial information is filed as Exhibit 99.2 hereto and incorporated herein by reference.

          (c)  Exhibits

               2.1 Share Exchange Agreement and Agreement and Plan of Merger among Inso Corporation, Tabasco Corp., Sherpa Systems Corporation and The Selling Stockholders named therein. (previously filed).

               4.1  Form of Warrant (previously filed).

               20.1 Press release, dated November 11, 1998 (previously filed).

               20.2 Press release, dated December 4, 1998 (previously filed).

               23.1 Consent of Independent Accountants (filed herewith).

               99.1 Financial Statements of Business Acquired (filed herewith).

               99.2 Pro Forma Financial Information (filed herewith).



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized this 10th day of September 1999.


                                    Inso Corporation

                                    By /s/ Robert F. Dudley
                                      ----------------------------
                                      Robert F. Dudley
                                      Vice President and Chief
                                      Financial Officer
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                                  EXHIBIT INDEX



Exhibit No.                   Exhibit Description
-----------                   -------------------

2.1 Share Exchange Agreement and Agreement and Plan of Merger among Inso Corporation, Tabasco Corp., Sherpa Systems Corporation and The Selling Stockholders named therein (previously filed).

4.1            Form of Warrant (previously filed).

20.1           Press release, dated November 11, 1998 (previously filed).

20.2           Press release, dated December 4, 1998 (previously filed).

23.1           Consent of Independent Accountants (filed herewith).

99.1           Financial Statements of Business Acquired (filed herewith).

99.2           Pro Forma Financial Information (filed herewith).